BTS MANAGED INCOME FUND

Class A Shares	BTSAX
Class C Shares	BTSCX
Class I Shares	BTSIX
Class R Shares	BTSRX

(a series of Northern Lights Fund Trust)

Supplement dated November 12, 2020 to the Fund’s Prospectus

and Statement of Additional Information dated May 1, 2020

Please be advised, that effective immediately, the second paragraph of the section entitled “How to Purchase Shares” on page 13 of the Prospectus is hereby deleted in its entirety and replaced by the following:

Class A Shares: Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge. Class A shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance[2]
Less than $50,000	3.75%	3.83%	3.25%
$50,000 but less than $100,000	3.50%	3.63%	3.00%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $4,999,999	1.50%	1.52%	1.00%
$5,000,000 or more	None	1.01%	See Below
1	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge. Dealer reallowance is the amount of the sales charge paid to authorized broker-dealers for the sale of Fund shares.
2	Represents the amount of the sales charge returned by the selling broker-dealer

Authorized broker-dealers may retain commissions on purchases of shares of $5 million or more calculated as follows:1.00% on purchases of between $5 million and $10 million, 0.50% on amounts over $10 million but less than $50 million,0.25% on amounts of $50 million or more. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Fund shares. The Fund will be reimbursed for any such commissions retained.

As shown, investors that purchase $5,000,000 or more of the Fund’s shares will not pay any initial sales charge on the purchase. However, purchases of $5,000,000 or more of the Fund’s shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

This Supplement and the existing Prospectus dated May 1, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Fund’s Prospectus and Statement of Additional Information dated May 1, 2020, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-BTS-9820.